Taxes	12 Months Ended
Dec. 31, 2014
Taxes
Taxes

Note N.

Taxes

($ in millions)

For the year ended December 31:	2014	2013*	2012*
Income from continuing operations before income taxes
U.S. operations	$7,509	$7,577	$10,306
Non-U.S. operations	12,477	12,667	12,234
Total income from continuing operations before income taxes	$19,986	$20,244	$22,540

* Reclassified to reflect discontinued operations presentation.

The income from continuing operations provision for income taxes by geographic operations is as follows:

($ in millions)

For the year ended December 31:	2014	2013*	2012*
U.S. operations	$2,093	$1,315	$2,825
Non-U.S. operations	2,141	2,048	2,716
Total continuing operations provision for income taxes	$4,234	$3,363	$5,541

* Reclassified to reflect discontinued operations presentation.

The components of the income from continuing operations provision for income taxes by taxing jurisdiction are as follows:

($ in millions)

For the year ended December 31:	2014	2013*	2012*
U.S. federal
Current	$1,134	$1,694	$1,556
Deferred	105	(708)	415
	1,239	986	1,971
U.S. state and local
Current	541	277	168
Deferred	(105)	(330)	291
	436	(53)	459
Non-U.S.
Current	2,825	3,067	3,006
Deferred	(266)	(637)	105
	2,559	2,430	3,111
Total continuing operations provision for income taxes	4,234	3,363	5,541
Discontinued operations provision for income taxes	(1,617)	(322)	(243)
Provision for social security, real estate, personal property
and other taxes	4,068	4,198	4,331
Total taxes included in net income	$6,685	$7,238	$9,629

* Reclassified to reflect discontinued operations presentation.

A reconciliation of the statutory U.S. federal tax rate to the company’s effective tax rate from continuing operations is as follows:

For the year ended December 31:	2014	2013*	2012*
Statutory rate	35%	35%	35%
Foreign tax differential	(14)	(13)	(10)
State and local	1	0	1
Domestic incentives	(2)	(3)	(1)
Other	1	(2)	0
Effective rate	21%	17%	25%

Percentages rounded for disclosure purposes.

* Reclassified to reflect discontinued operations presentation.

The significant components reflected within the tax rate reconciliation above labeled “Foreign tax differential” include the effects of foreign subsidiaries’ earnings taxed at rates other than the U.S. statutory rate, foreign export incentives, the U.S. tax impacts of non-U.S. earnings repatriation and any net impacts of intercompany transactions. These items also reflect audit settlements or changes in the amount of unrecognized tax benefits associated with each of these items.

The 2014 continuing operations effective tax rate increased 4.6 points from 2013 due to the lack of the following 2013 benefits: the completion of the 2008-2010 U.S. tax audit and associated reserve redeterminations (11.1 points), the retroactive impact of the 2012 American Taxpayer Relief Act (0.7 points), a tax agreement requiring a reassessment of certain valuation allowances on deferred tax assets (1.4 points), the resolution of certain non-U.S. tax audits (0.7 points) and newly enacted U.S. state legislation (0.6 points), as well as a tax charge related to the divestiture of the industry standard server business (0.9 points).

These increases were partially offset by benefits due to the following: the year-to-year reduction in tax charges related to certain intercompany payments made by foreign subsidiaries and the licensing of certain intellectual property (3.7 points), the increased utilization of foreign tax credits (4.7 points), and a more favorable geographic mix of pre-tax income in 2014 (2.5 points).

The effect of tax law changes on deferred tax assets and liabilities did not have a material impact on the company’s effective tax rate.

The significant components of deferred tax assets and liabilities that are recorded in the Consolidated Statement of Financial Position were as follows:

Deferred Tax Assets

($ in millions)

At December 31:	2014	2013*
Retirement benefits	$4,795	$3,704
Share-based and other compensation	1,328	1,262
Domestic tax loss/credit carryforwards	858	982
Deferred income	957	964
Foreign tax loss/credit carryforwards	686	651
Bad debt, inventory and warranty reserves	529	592
Depreciation	329	382
Accruals	1,176	322
Other	1,306	1,452
Gross deferred tax assets	11,964	10,311
Less: valuation allowance	646	734
Net deferred tax assets	$11,318	$9,577

* Reclassified to conform with 2014 presentation.

Deferred Tax Liabilities

($ in millions)

At December 31:	2014	2013
Depreciation	$487	$1,346
Retirement benefits	205	1,219
Goodwill and intangible assets	1,263	1,173
Leases	912	1,119
Software development costs	421	558
Deferred transition costs	374	424
Other	1,111	841
Gross deferred tax liabilities	$4,773	$6,680

For income tax return purposes, the company has foreign and domestic loss carryforwards, the tax effect of which is $579 million, as well as domestic and foreign credit carryforwards of $965 million. Substantially all of these carryforwards are available for at least two years or are available for 10 years or more.

The valuation allowance at December 31, 2014 principally applies to certain foreign, state and local loss carryforwards that, in the opinion of management, are more likely than not to expire unutilized. However, to the extent that tax benefits related to these carryforwards are realized in the future, the reduction in the valuation allowance will reduce income tax expense.

The amount of unrecognized tax benefits at December 31, 2014 increased by $646 million in 2014 to $5,104 million. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

($ in millions)
	2014	2013	2012
Balance at January 1	$4,458	$5,672	$5,575
Additions based on tax positions related to the current year	697	829	401
Additions for tax positions of prior years	586	417	215
Reductions for tax positions of prior years (including
impacts due to a lapse in statute)	(579)	(2,201)	(425)
Settlements	(58)	(259)	(94)
Balance at December 31	$5,104	$4,458	$5,672

The additions to unrecognized tax benefits related to the current and prior years are primarily attributable to non-U.S. issues, certain tax incentives and credits, divestitures, acquisition-related matters and state issues. The settlements and reductions to unrecognized tax benefits for tax positions of prior years are primarily attributable to currency, non-U.S. audits and impacts due to lapses in statutes of limitation.

In April 2010, the company appealed the determination of the Japan Tax Authorities with respect to certain foreign tax losses. The tax benefit of these losses totals $1,000 million as of December 31, 2014. The 2014 decrease of $141 million was driven by currency and has been included in the 2014 reductions for tax positions of prior years. In April 2011, the company received notification that the appeal was denied, and in June 2011, the company filed a lawsuit challenging this decision. In May 2014, the Tokyo District Court ruled in favor of the company. The Japanese government has appealed the ruling to the Tokyo High Court. No final determination has been reached on this matter.

The liability at December 31, 2014 of $5,104 million can be reduced by $875 million of offsetting tax benefits associated with the correlative effects of potential transfer pricing adjustments, U.S. tax credits, state income taxes and timing adjustments. The net amount of $4,229 million, if recognized, would favorably affect the company’s effective tax rate. The net amounts at December 31, 2013 and 2012 were $3,902 million and $5,099 million, respectively.

Interest and penalties related to income tax liabilities are included in income tax expense. During the year ended December 31, 2014, the company recognized $216 million in interest expense and penalties; in 2013, the company recognized a benefit of $93 million in interest expense and penalties, and in 2012, the company recognized $134 million in interest expense and penalties. The company has $593 million for the payment of interest and penalties accrued at December 31, 2014, and had $417 million accrued at December 31, 2013.

Within the next 12 months, the company believes it is reasonably possible that the total amount of unrecognized tax benefits associated with certain positions may be significantly reduced. The potential decrease in the amount of unrecognized tax benefits is primarily associated with the anticipated resolution of the company’s U.S. income tax audit for 2011 and 2012, as well as various non-U.S. audits. The company estimates that the unrecognized tax benefits at December 31, 2014 could be reduced by approximately $1 billion.

The company is subject to taxation in the U.S. and various state and foreign jurisdictions. With respect to major U.S. state and foreign taxing jurisdictions, the company is generally no longer subject to tax examinations for years prior to 2009. The company is no longer subject to income tax examination of its U.S. federal tax return for years prior to 2011. The open years contain matters that could be subject to differing interpretations of applicable tax laws and regulations related to the amount and/or timing of income, deductions and tax credits. Although the outcome of tax audits is always uncertain, the company believes that adequate amounts of tax and interest have been provided for any significant adjustments that are expected to result for these years.

In the fourth quarter of 2013, the company received a draft tax assessment notice for approximately $866 million (approximately $850 million at 2014 year-end currency rates) from the Indian Tax Authorities for 2009. The company believes it will prevail on these matters and that this amount is not a meaningful indicator of liability. At December 31, 2014, the company has recorded $471 million as prepaid income taxes in India. A significant portion of this balance represents cash tax deposits paid over time to protect the company’s right to appeal various income tax assessments made by the Indian Tax Authorities.

In the first quarter of 2014, the IRS commenced its audit of the company’s U.S. tax returns for 2011 and 2012. The company anticipates that this audit will be completed by the end of 2015.

The company has not provided deferred taxes on $61.4 billion of undistributed earnings of non-U.S. subsidiaries at December 31, 2014, as it is the company’s policy to indefinitely reinvest these earnings in non-U.S. operations. However, the company periodically repatriates a portion of these earnings to the extent that it does not incur an additional U.S. tax liability. Quantification of the deferred tax liability, if any, associated with indefinitely reinvested earnings is not practicable.